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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): October 21, 1998
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                      McDONALD & COMPANY INVESTMENTS, INC.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                   1-08526               34-1391950
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  (State of Other Jurisdiction)      (Commission           (I.R.S. Employer
        of Incorporation)            File Number)       Identification Number)


McDonald Investment Center, 800 Superior Avenue    Cleveland, Ohio    44114-2603
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (216) 443-2300
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

       On October 21, 1998, McDonald & Company Investments, Inc. issued a News Release, a copy of which is filed herewith as Exhibit 99.1.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

            99.1 News Release dated October 21, 1998.



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  McDONALD & COMPANY INVESTMENTS, INC.


                                  By: /s/ Thomas F. McKee
                                      ---------------------------------
                                      Thomas F. McKee
                                      Secretary


Date: October 22, 1998



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EXHIBIT INDEX
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Exhibit Number    Description
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99.1              News Release dated October 21, 1998.



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